EXHIBIT 99.1


                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING
                FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT
                                     FILINGS

I, Stephen W. Sanger, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of General Mills, Inc. and, except as corrected or supplemented in a subsequent covered report:

            * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            * Annual Report on Form 10-K for fiscal year ended May 26, 2002 of General Mills, Inc.;

            * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of General Mills, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            *  any amendments to any of the foregoing.


/s/ Stephen W. Sanger                       Subscribed and sworn to
------------------------------------        before me this 14th day of
Stephen W. Sanger                           August, 2002.
Chairman and Chief Executive Officer
General Mills, Inc.
August 14, 2002                             /s/ Trevor V. Gunderson
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                                                   Notary Public

                                            My Commission Expires:

                                            January 31, 2005
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